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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 7, 2002



                            WorldQuest Networks, Inc.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     0-27751                  75-2838415
(State of other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


 14911 QUORUM DRIVE, SUITE 140, DALLAS, TEXAS                         75254
   (Address of principal executive offices)                        (Zip code)


        Registrant's telephone number including area code: (972) 361-1980


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)

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ITEM 9.

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, effective July 30, 2002, the chief executive officers and chief financial officers of public companies must make certain certifications regarding each periodic report containing financial statements that is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934. On July 31, 2002, the Company filed its Quarterly Report on Form 10-QSB for the three-month period ending June 30, 2002 (the "10-Q"). The 10-Q certifications of the Company's chief executive officer and chief financial officer are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated into this Item 9.

Exhibit
Number            Description
-------           -----------
 99.1             Certification of the Chief Executive Officer of WorldQuest
                  Networks, Inc. with respect to the Quarterly Report on Form
                  10-QSB for the period ended June 30, 2002.

 99.2             Certification of the Chief Financial Officer of WorldQuest
                  Networks, Inc. with respect to the Quarterly Report on Form
                  10-QSB for the period ended June 30, 2002.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 WORLDQUEST NETWORKS, INC.


                                 By: /S/ VICTOR E. GRIJALVA
                                    --------------------------------------------
                                 Name: Victor E. Grijalva
                                 Title: Vice President, Chief Financial Officer,
                                        Secretary and Treasurer



Date:  August 7, 2002



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                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------
 99.1             Certification of the Chief Executive Officer of WorldQuest
                  Networks, Inc. with respect to the Quarterly Report on Form
                  10-QSB for the period ended June 30, 2002.

 99.2             Certification of the Chief Financial Officer of WorldQuest
                  Networks, Inc. with respect to the Quarterly Report on Form
                  10-QSB for the period ended June 30, 2002.